Exhibit 99.2

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands, except per
share statistics)	Quarter Ended							Year Ended
	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Nov 30, 2009 vs Nov 30, 2008		Nov 30, 2009	Nov 30, 2008	2009 vs 2008

Earnings Summary
Interest Income	$638,086	$833,217	$857,984	$815,793	$736,006	$(97,920)	(13%)	$3,145,080	$2,692,563	$452,517	17%
Interest Expense	314,158	304,401	320,005	312,720	329,672	(15,514)	(5%)	1,251,284	1,288,004	(36,720)	(3%)
Net Interest Income	323,928	528,816	537,979	503,073	406,334	(82,406)	(20%)	1,893,796	1,404,559	489,237	35%
Other Income 1	1,253,559	1,315,960	1,081,120	1,189,956	1,568,901	(315,342)	(20%)	4,840,595	4,264,458	576,137	14%
Revenue Net of Interest Expense	1,577,487	1,844,776	1,619,099	1,693,029	1,975,235	(397,748)	(20%)	6,734,391	5,669,017	1,065,374	19%
Provision for Loan Losses	399,732	380,999	643,861	937,813	714,176	(314,444)	(44%)	2,362,405	1,595,615	766,790	48%
Employee Compensation and Benefits	191,516	208,528	208,151	219,488	187,306	4,210	2%	827,683	845,392	(17,709)	(2%)
Marketing and Business Development	113,851	77,814	102,922	111,433	119,382	(5,531)	(5%)	406,020	530,901	(124,881)	(24%)
Information Processing & Communications	72,192	67,679	74,441	74,897	81,543	(9,351)	(11%)	289,209	315,943	(26,734)	(8%)
Professional Fees	92,910	83,746	74,550	70,123	111,645	(18,735)	(17%)	321,329	349,484	(28,155)	(8%)
Premises and Equipment	18,282	18,437	18,223	18,072	20,676	(2,394)	(12%)	73,014	80,394	(7,380)	(9%)
Other Expense	89,756	67,634	82,341	65,110	73,530	16,226	22%	304,841	293,683	11,158	4%
Total Other Expense	578,507	523,838	560,628	559,123	594,082	(15,575)	(3%)	2,222,096	2,415,797	(193,701)	(8%)
Income Before Income Taxes 1	599,248	939,939	414,610	196,093	666,977	(67,729)	(10%)	2,149,890	1,657,605	492,285	30%
Tax Expense	228,560	362,485	188,810	75,699	223,336	5,224	2%	855,554	594,692	260,862	44%
Income From Continuing Operations 1	370,688	577,454	225,800	120,394	443,641	(72,953)	(16%)	1,294,336	1,062,913	231,423	22%
Discontinued Operations, Net of Tax 2	-	-	-	-	(11,306)	11,306	100%	-	(135,163)	135,163	100%
Net Income 1, 2	$370,688	$577,454	$225,800	$120,394	$432,335	$(61,647)	(14%)	$1,294,336	$927,750	$366,586	40%

Net Income Available to Common Stockholders 1, 2 , 3	$352,054	$559,387	$209,246	$120,394	$432,335	$(80,281)	(19%)	$1,241,081	$927,750	$313,331	34%

Effective Tax Rate From Continuing Operations	38.1%	38.6%	45.5%	38.6%	33.5%			39.8%	35.9%

Balance Sheet Statistics 4
Total Assets	$46,010,146	$42,698,290	$41,518,288	$40,606,518	$39,892,382	$6,117,764	15%	$46,010,146	$39,892,382	$6,117,764	15%
Tangible Assets	$45,559,089	$42,245,313	$41,063,390	$40,149,699	$39,433,642	$6,125,447	16%	$45,559,089	$39,433,642	$6,125,447	16%
Total Equity	$8,466,755	$8,386,202	$7,415,640	$5,999,351	$5,915,823	$2,550,932	43%	$8,466,755	$5,915,823	$2,550,932	43%
Total Common Equity	$7,308,689	$7,231,463	$6,263,661	$5,999,351	$5,915,823	$1,392,866	24%	$7,308,689	$5,915,823	$1,392,866	24%
Total Common Equity/Total Assets	15.9%	16.9%	15.1%	14.8%	14.8%			15.9%	14.8%
Total Common Equity/Net Loans - Owned	33.4%	30.6%	24.6%	22.9%	24.8%			33.4%	24.8%
ROE 1, 2	17%	28%	12%	8%	29%			17%	16%
ROE from Continuing Operations 1	17%	28%	12%	8%	30%			17%	18%

Allowance for Loan Loss (period end)	$1,757,899	$1,832,360	$1,986,473	$1,878,942	$1,374,585	$383,314	28%	$1,757,899	$1,374,585	$383,314	28%
Change in Loan Loss Reserves	$(74,461)	$(154,113)	$107,531	$504,357	$414,816	$(489,277)	(118%)	$383,314	$614,660	$(231,346)	(38%)
Reserve Rate	7.44%	7.19%	7.24%	6.70%	5.45%	199	bps	7.44%	5.45%	199	bps
Interest-only Strip Receivable (period end)	$117,579	$162,252	$94,670	$198,536	$300,120	$(182,541)	(61%)	$117,579	$300,120	$(182,541)	(61%)
Net Revaluation of Retained Interests	$(37,771)	$68,880	$(92,954)	$(98,242)	$(116,335)	$78,564	68%	$(160,087)	$(119,324)	$(40,763)	(34%)

Per Share Statistics
Basic EPS 1, 2, 5	$0.65	$1.09	$0.43	$0.25	$0.90	$(0.25)	(28%)	$2.46	$1.94	$0.52	27%
Basic EPS from Continuing Operations 1, 5	$0.65	$1.09	$0.43	$0.25	$0.92	$(0.27)	(29%)	$2.46	$2.22	$0.24	11%
Diluted EPS 1, 2, 5	$0.63	$1.07	$0.43	$0.25	$0.89	$(0.26)	(29%)	$2.42	$1.92	$0.50	26%
Diluted EPS from Continuing Operations 1, 5	$0.63	$1.07	$0.43	$0.25	$0.92	$(0.29)	(32%)	$2.42	$2.20	$0.22	10%
Common Stock Price (period end)	$15.46	$13.75	$9.56	$5.73	$10.23	$5.23	51%	$15.46	$10.23	$5.23	51%
Book Value	$15.59	$15.45	$15.40	$12.46	$12.32	$3.27	27%	$15.59	$12.32	$3.27	27%
Ending Common Shares Outstanding (000's)	542,922	542,749	481,676	481,459	479,987	62,935	13%	542,922	479,987	62,935	13%
Weighted Average Common Shares Outstanding (000's)	542,826	513,098	481,636	480,497	479,931	62,895	13%	504,550	479,335	25,215	5%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	555,066	520,579	484,965	485,043	484,558	70,508	15%	511,803	483,470	28,333	6%

Loan Receivables 4
Total Loans - Owned	$23,625,084	$25,489,809	$27,441,514	$28,034,208	$25,216,611	$(1,591,527)	(6%)	$23,625,084	$25,216,611	$(1,591,527)	(6%)
Less: Allowance for Loan Loss (period end)	1,757,899	1,832,360	1,986,473	1,878,942	1,374,585	383,314	28%	1,757,899	1,374,585	383,314	28%
Net Loans - Owned	$21,867,185	$23,657,449	$25,455,041	$26,155,266	$23,842,026	$(1,974,841)	(8%)	$21,867,185	$23,842,026	$(1,974,841)	(8%)

Average Total Loans - Owned	$23,835,598	$26,380,203	$28,257,484	$27,733,143	$22,945,494	$890,104	4%	$26,552,574	$21,348,493	$5,204,081	24%

Interest Yield	10.25%	12.10%	11.54%	11.24%	11.36%	(111)	bps	11.31%	10.89%	42	bps
Net Principal Charge-off Rate	7.98%	8.05%	7.53%	6.34%	5.25%	273	bps	7.45%	4.59%	286	bps
Delinquency Rate (over 30 days)	4.92%	4.86%	4.87%	5.04%	4.35%	57	bps	4.92%	4.35%	57	bps
Delinquency Rate (over 90 days)	2.58%	2.46%	2.60%	2.57%	2.06%	52	bps	2.58%	2.06%	52	bps

Transactions Processed on Networks (000's)
Discover Network	387,350	390,643	366,315	369,647	377,356	9,994	3%	1,513,955	1,515,368	(1,413)	(0%)
PULSE Network	676,817	753,201	762,175	686,527	644,045	32,772	5%	2,878,720	2,682,312	196,408	7%
Total	1,064,167	1,143,844	1,128,490	1,056,174	1,021,401	42,766	4%	4,392,675	4,197,680	194,995	5%

Volume
PULSE Network	$24,667,926	$28,051,978	$29,128,044	$27,454,173	$25,033,235	$(365,309)	(1%)	$109,302,121	$106,012,108	$3,290,013	3%
Third-Party Issuers	1,522,269	1,446,308	1,340,532	1,362,446	1,538,013	(15,744)	(1%)	5,671,555	6,398,579	(727,024)	(11%)
Diners Club International 6	7,172,809	6,465,990	6,240,604	6,293,574	7,457,893	(285,566)	(4%)	26,172,977	12,685,690	13,486,805	106%
Total Third-Party Payments	33,363,004	35,964,276	36,709,180	35,110,193	34,029,141	(666,619)	(2%)	141,146,653	125,096,377	16,049,794	13%
Discover Network - Proprietary 7	22,712,600	23,579,434	21,972,596	22,424,367	22,875,272	(162,672)	(1%)	90,688,997	95,688,443	(4,999,446)	(5%)
Total	$56,075,604	$59,543,710	$58,681,776	$57,534,560	$56,904,413	$(829,291)	(1%)	$231,835,650	$220,784,820	$11,050,348	5%

Discover Financial Services
Managed Basis 8
(unaudited, dollars in thousands)
	Quarter Ended							Year Ended
	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Nov 30, 2009 vs Nov 30, 2008		Nov 30, 2009	Nov 30, 2008	2009 vs 2008

Earnings Summary
Interest Income	$1,585,690	$1,664,081	$1,607,452	$1,603,849	$1,682,267	$(96,577)	(6%)	$6,461,072	$6,545,829	$(84,757)	(1%)
Interest Expense	403,298	392,642	414,063	438,417	602,450	(199,152)	(33%)	1,648,420	2,356,919	(708,499)	(30%)
Net Interest Income	1,182,392	1,271,439	1,193,389	1,165,432	1,079,817	102,575	9%	4,812,652	4,188,910	623,742	15%
Other Income 1	984,372	1,116,765	893,081	923,457	1,287,213	(302,841)	(24%)	3,917,675	2,953,096	964,579	33%
Revenue Net of Interest Expense	2,166,764	2,388,204	2,086,470	2,088,889	2,367,030	(200,266)	(8%)	8,730,327	7,142,006	1,588,321	22%
Provision for Loan Losses	989,009	924,427	1,111,232	1,333,673	1,105,971	(116,962)	(11%)	4,358,341	3,068,604	1,289,737	42%
Employee Compensation and Benefits	191,516	208,528	208,151	219,488	187,306	4,210	2%	827,683	845,392	(17,709)	(2%)
Marketing and Business Development	113,851	77,814	102,922	111,433	119,382	(5,531)	(5%)	406,020	530,901	(124,881)	(24%)
Information Processing & Communications	72,192	67,679	74,441	74,897	81,543	(9,351)	(11%)	289,209	315,943	(26,734)	(8%)
Professional Fees	92,910	83,746	74,550	70,123	111,645	(18,735)	(17%)	321,329	349,484	(28,155)	(8%)
Premises and Equipment	18,282	18,437	18,223	18,072	20,676	(2,394)	(12%)	73,014	80,394	(7,380)	(9%)
Other Expense	89,756	67,634	82,341	65,110	73,530	16,226	22%	304,841	293,683	11,158	4%
Total Other Expense	578,507	523,838	560,628	559,123	594,082	(15,575)	(3%)	2,222,096	2,415,797	(193,701)	(8%)
Income Before Income Taxes 1	599,248	939,939	414,610	196,093	666,977	(67,729)	(10%)	2,149,890	1,657,605	492,285	30%
Tax Expense	228,560	362,485	188,810	75,699	223,336	5,224	2%	855,554	594,692	260,862	44%
Income From Continuing Operations 1	370,688	577,454	225,800	120,394	443,641	(72,953)	(16%)	1,294,336	1,062,913	231,423	22%
Discontinued Operations, Net of Tax 2	-	-	-	-	(11,306)	11,306	100%	-	(135,163)	135,163	100%
Net Income 1, 2	$370,688	$577,454	$225,800	$120,394	$432,335	$(61,647)	(14%)	$1,294,336	$927,750	$366,586	40%

Balance Sheet Statistics 4
Total Assets	$72,978,435	$67,794,309	$64,846,824	$63,231,657	$65,620,476	$7,357,959	11%	$72,978,435	$65,620,476	$7,357,959	11%
Tangible Managed Assets	$72,527,378	$67,341,332	$64,391,926	$62,774,838	$65,161,736	$7,365,642	11%	$72,527,378	$65,161,736	$7,365,642	11%
Total Equity 9	$8,466,755	$8,386,202	$7,415,640	$5,999,351	$5,915,823	$2,550,932	43%	$8,466,755	$5,915,823	$2,550,932	43%
Total Common Equity 9	$7,308,689	$7,231,463	$6,263,661	$5,999,351	$5,915,823	$1,392,866	24%	$7,308,689	$5,915,823	$1,392,866	24%
Tangible Common Equity 10	$6,857,632	$6,778,486	$5,808,763	$5,542,532	$5,457,083	$1,400,549	26%	$6,857,632	$5,457,083	$1,400,549	26%
Total Common Equity/Tangible Managed Assets 11	10.1%	10.7%	9.7%	9.6%	9.1%			10.1%	9.1%
Tangible Common Equity/Tangible Managed Assets 10, 12	9.5%	10.1%	9.0%	8.8%	8.4%			9.5%	8.4%
Tangible Common Equity/Net Loans - Managed 10	14.0%	13.8%	11.8%	11.3%	11.0%			14.0%	11.0%
Tangible Common Equity per share 10	$12.63	$12.49	$12.06	$11.51	$11.37	$1.26	11%	$12.63	$11.37	$1.26	11%

Net Yield on Managed Loan Receivables	9.37%	9.90%	9.26%	9.11%	8.56%	81	bps	9.41%	8.55%	86	bps
Return on Managed Loan Receivables 1	2.94%	4.49%	1.75%	0.94%	3.52%	(58)	bps	2.53%	2.17%	36	bps
Reserve Rate (excluding guaranteed student loans) 13	7.87%	7.45%	7.36%	6.78%	5.48%	238	bps	7.87%	5.48%	238	bps

Loan Receivables 4
Total Loans - Managed	$50,860,372	$50,903,845	$51,032,382	$50,888,704	$51,095,278	$(234,906)	(0%)	$50,860,372	$51,095,278	$(234,906)	(0%)
Less: Allowance for Loan Loss (period end)	1,757,899	1,832,360	1,986,473	1,878,942	1,374,585	383,314	28%	1,757,899	1,374,585	383,314	28%
Net Loans - Managed	$49,102,473	$49,071,485	$49,045,909	$49,009,762	$49,720,693	$(618,220)	(1%)	$49,102,473	$49,720,693	$(618,220)	(1%)

Average Total Loans - Managed	$50,590,846	$50,971,056	$51,132,761	$51,877,845	$50,707,090	$(116,244)	(0%)	$51,140,614	$49,011,148	$2,129,466	4%

Managed Interest Yield	12.34%	12.73%	12.19%	12.17%	12.65%	(31)	bps	12.36%	12.61%	(25)	bps
Managed Net Principal Charge-off Rate	8.43%	8.39%	7.79%	6.48%	5.48%	295	bps	7.77%	5.01%	276	bps
Managed Delinquency Rate (over 30 days)	5.31%	5.10%	5.08%	5.25%	4.56%	75	bps	5.31%	4.56%	75	bps
Managed Delinquency Rate (over 90 days)	2.78%	2.60%	2.73%	2.69%	2.17%	61	bps	2.78%	2.17%	61	bps

Total Discover Card Volume	$23,335,440	$23,955,402	$24,336,751	$23,964,577	$25,318,553	$(1,983,113)	(8%)	$95,592,170	$105,734,055	$(10,141,885)	(10%)
Discover Card Sales Volume	$21,903,694	$22,768,927	$21,494,174	$21,293,757	$22,025,264	$(121,570)	(1%)	$87,460,552	$92,239,779	$(4,779,227)	(5%)

Segment - Income Before Income Taxes
U.S. Card 1	$575,477	$912,800	$387,902	$167,167	$646,427	$(70,950)	(11%)	$2,043,346	$1,576,194	$467,152	30%
Third-Party Payments	23,771	27,139	26,708	28,926	20,550	3,221	16%	106,544	81,411	25,133	31%
Total 1	$599,248	$939,939	$414,610	$196,093	$666,977	$(67,729)	(10%)	$2,149,890	$1,657,605	$492,285	30%

Discover Financial Services
U.S. Card Segment
Managed Basis 8
(unaudited, dollars in thousands)
	Quarter Ended							Year Ended
	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Nov 30, 2009 vs Nov 30, 2008		Nov 30, 2009	Nov 30, 2008	2009 vs 2008

Earnings Summary
Interest Income	$1,585,612	$1,663,886	$1,607,114	$1,603,362	$1,680,925	$(95,313)	(6%)	$6,459,974	$6,542,664	$(82,690)	(1%)
Interest Expense	403,266	392,592	414,002	438,338	602,386	(199,120)	(33%)	1,648,198	2,356,836	(708,638)	(30%)
Net Interest Income	1,182,346	1,271,294	1,193,112	1,165,024	1,078,539	103,807	10%	4,811,776	4,185,828	625,948	15%
Other Income 1	924,499	1,055,529	834,630	863,223	1,234,100	(309,601)	(25%)	3,677,881	2,773,896	903,985	33%
Revenue Net of Interest Expense	2,106,845	2,326,823	2,027,742	2,028,247	2,312,639	(205,794)	(9%)	8,489,657	6,959,724	1,529,933	22%
Provision for Loan Losses	989,009	924,427	1,111,232	1,333,673	1,105,971	(116,962)	(11%)	4,358,341	3,068,604	1,289,737	42%
Total Other Expense	542,359	489,596	528,608	527,407	560,241	(17,882)	(3%)	2,087,970	2,314,926	(226,956)	(10%)
Income Before Income Taxes 1	$575,477	$912,800	$387,902	$167,167	$646,427	$(70,950)	(11%)	$2,043,346	$1,576,194	$467,152	30%

Net Yield on Managed Loan Receivables	9.37%	9.90%	9.26%	9.11%	8.55%	82	bps	9.41%	8.54%	87	bps
Pretax Return on Managed Loan Receivables 1	4.56%	7.10%	3.01%	1.31%	5.13%	(57)	bps	4.00%	3.22%	78	bps

Loan Receivables
Total Loans - Managed	$50,860,372	$50,903,845	$51,032,382	$50,888,704	$51,095,278	$(234,906)	(0%)	$50,860,372	$51,095,278	$(234,906)	(0%)
Average Total Loans - Managed	$50,590,846	$50,971,056	$51,132,761	$51,877,845	$50,707,090	$(116,244)	(0%)	$51,140,614	$49,011,148	$2,129,466	4%

Managed Interest Yield	12.34%	12.73%	12.19%	12.17%	12.65%	(31)	bps	12.36%	12.61%	(25)	bps
Managed Net Principal Charge-off Rate	8.43%	8.39%	7.79%	6.48%	5.48%	295	bps	7.77%	5.01%	276	bps
Managed Delinquency Rate (over 30 days)	5.31%	5.10%	5.08%	5.25%	4.56%	75	bps	5.31%	4.56%	75	bps
Managed Delinquency Rate (over 90 days)	2.78%	2.60%	2.73%	2.69%	2.17%	61	bps	2.78%	2.17%	61	bps

Credit Card Loans
Credit Card Loans - Managed	$47,465,590	$48,135,639	$48,903,632	$49,011,177	$49,692,974	$(2,227,384)	(4%)	$47,465,590	$49,692,974	$(2,227,384)	(4%)
Average Credit Card Loans - Managed	$47,429,775	$48,641,890	$49,108,321	$50,254,235	$49,420,412	$(1,990,637)	(4%)	$48,854,822	$48,229,519	$625,303	1%

Managed Interest Yield	12.75%	12.99%	12.37%	12.28%	12.72%	3	bps	12.59%	12.65%	(6)	bps
Managed Net Principal Charge-off Rate	8.81%	8.63%	7.99%	6.61%	5.59%	322	bps	8.00%	5.07%	293	bps
Managed Delinquency Rate (over 30 days)	5.60%	5.31%	5.23%	5.41%	4.66%	94	bps	5.60%	4.66%	94	bps
Managed Delinquency Rate (over 90 days)	2.94%	2.72%	2.82%	2.78%	2.22%	72	bps	2.94%	2.22%	72	bps

Total Discover Card Volume	$23,335,440	$23,955,402	$24,336,751	$23,964,577	$25,318,553	$(1,983,113)	(8%)	$95,592,170	$105,734,055	$(10,141,885)	(10%)
Discover Card Sales Volume	$21,903,694	$22,768,927	$21,494,174	$21,293,757	$22,025,264	$(121,570)	(1%)	$87,460,552	$92,239,779	$(4,779,227)	(5%)

Discover Financial Services
Third-Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended							Year Ended
	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Nov 30, 2009 vs Nov 30, 2008		Nov 30, 2009	Nov 30, 2008	2009 vs 2008

Earnings Summary
Interest Income	$78	$195	$338	$487	$1,342	$(1,264)	(94%)	$1,098	$3,165	$(2,067)	(65%)
Interest Expense	32	50	61	79	64	(32)	(50%)	222	83	139	167%
Net Interest Income	46	145	277	408	1,278	(1,232)	(96%)	876	3,082	(2,206)	(72%)
Other Income	59,873	61,236	58,451	60,234	53,113	6,760	13%	239,794	179,200	60,594	34%
Revenue Net of Interest Expense	59,919	61,381	58,728	60,642	54,391	5,528	10%	240,670	182,282	58,388	32%
Provision for Loan Losses	-	-	-	-	-	-	NM	-	-	-	NM
Total Other Expense	36,148	34,242	32,020	31,716	33,841	2,307	7%	134,126	100,871	33,255	33%
Income Before Income Taxes	$23,771	$27,139	$26,708	$28,926	$20,550	$3,221	16%	$106,544	$81,411	$25,133	31%

Volume
PULSE Network	$24,667,926	$28,051,978	$29,128,044	$27,454,173	$25,033,235	$(365,309)	(1%)	$109,302,121	$106,012,108	$3,290,013	3%
Third-Party Issuers	1,522,269	1,446,308	1,340,532	1,362,446	1,538,013	(15,744)	(1%)	5,671,555	6,398,579	(727,024)	(11%)
Diners Club International 6	7,172,809	6,465,990	6,240,604	6,293,574	7,457,893	(285,566)	(4%)	26,172,977	12,685,690	13,486,805	106%
Total Third-Party Payments	$33,363,004	$35,964,276	$36,709,180	$35,110,193	$34,029,141	$(666,619)	(2%)	$141,146,653	$125,096,377	$16,049,794	13%

Transactions Processed on PULSE Network (000's)	676,817	753,201	762,175	686,527	644,045	32,772	5%	2,878,720	2,682,312	196,408	7%

1  The quarters ended November 30, 2008, February 28, 2009, May 31, 2009, August 31, 2009 and November 30, 2009 include $864 million pre-tax (estimated $535 million after-tax), $475 million pre-tax (estimated $297 million after-tax), $473 million pre-tax (estimated $295 million after-tax), $472 million pre-tax (estimated $287 million after-tax), and $472 million (estimated $285 million after-tax), respectively related to the Visa/Mastercard anti-trust litigation settlement.

2   The year ended November 30, 2008 includes a loss from discontinued operations, net of tax, of $135 million consisting of a $166 million loss related to the sale of the Goldfish business partially offset by $31 million of income related to the Goldfish business operations.

3 Net income available to common stockholders equals net income less dividends and accretion of discount on shares of preferred stock.

4 Based on continuing operations except equity and ROE. Equity includes $1.2 billion of preferred stock and $7.3 billion of common equity as of November 30, 2009.

5 Earnings per share is based on net income available to common stockholders.

6 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

7 Gross proprietary sales volume on the Discover Network.

8   Managed basis assumes that loans that have been securitized were not sold and presents financial information regarding these loans in a manner similar to the presentation of financial information regarding loans that have not been sold. See Reconciliation of GAAP to Managed Data schedule.

9 Balance on a GAAP and Managed basis is the same.

10 Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. The Company believes TCE is a more meaningful valuation to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Managed Data schedule.

11 Represents total common equity divided by total managed assets less goodwill and intangibles.

12 Represents total common equity less goodwill and intangibles divided by total managed assets less goodwill and intangibles.

13 Reserve Rate (excluding guaranteed student loans), a non-GAAP measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. The Company believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss. For a corresponding reconciliation of loans excluding the guaranteed portion of student loans to a GAAP financial measure, see Reconciliation of GAAP to Managed Data schedule.

14 Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assumes that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconcilation of TCE to common equity, a GAAP financial measure, is shown on the pages that follow.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE, TCE as a percentage of tangible managed assets, TCE as a percentage of net managed loans and TCE per share are included because management believes that common equity excluding goodwill and intangibles is a more meaningful valuation to investors of the true net asset value of the company.

Reserve rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. A reconciliation of total loans, a GAAP financial measure, to loans excluding the guaranteed portion of student loans is shown on the pages that follow. A portion of the Company's student loans are 97% guaranteed by the federal government under the Federal Family Education Loan Program. These guaranteed student loans carry little default risk and therefore, are reserved at a significantly lower rate than the remaining portfolio. Management believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss.

Discover Financial Services
Reconciliation of GAAP to Managed Data 8
(unaudited, dollars in thousands)
	Quarter Ended					Year Ended
	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Nov 30, 2009	Nov 30, 2008

Interest Income
GAAP Basis	$638,086	$833,217	$857,984	$815,793	$736,006	$3,145,080	$2,692,563
Securitization Adjustments 14	947,604	830,864	749,468	788,056	946,261	3,315,992	3,853,266
Managed Basis	$1,585,690	$1,664,081	$1,607,452	$1,603,849	$1,682,267	$6,461,072	$6,545,829

Interest Expense
GAAP Basis	$314,158	$304,401	$320,005	$312,720	$329,672	$1,251,284	$1,288,004
Securitization Adjustments	89,140	88,241	94,058	125,697	272,778	397,136	1,068,915
Managed Basis	$403,298	$392,642	$414,063	$438,417	$602,450	$1,648,420	$2,356,919

Net Interest Income
GAAP Basis	$323,928	$528,816	$537,979	$503,073	$406,334	$1,893,796	$1,404,559
Securitization Adjustments	858,464	742,623	655,410	662,359	673,483	2,918,856	2,784,351
Managed Basis	$1,182,392	$1,271,439	$1,193,389	$1,165,432	$1,079,817	$4,812,652	$4,188,910

Other Income
GAAP Basis	$1,253,559	$1,315,960	$1,081,120	$1,189,956	$1,568,901	$4,840,595	$4,264,458
Securitization Adjustments	(269,187)	(199,195)	(188,039)	(266,499)	(281,688)	(922,920)	(1,311,362)
Managed Basis	$984,372	$1,116,765	$893,081	$923,457	$1,287,213	$3,917,675	$2,953,096

Revenue Net of Interest Expense
GAAP Basis	$1,577,487	$1,844,776	$1,619,099	$1,693,029	$1,975,235	$6,734,391	$5,669,017
Securitization Adjustments	589,277	543,428	467,371	395,860	391,795	1,995,936	1,472,989
Managed Basis	$2,166,764	$2,388,204	$2,086,470	$2,088,889	$2,367,030	$8,730,327	$7,142,006

Provision for Loan Losses
GAAP Basis	$399,732	$380,999	$643,861	$937,813	$714,176	$2,362,405	$1,595,615
Securitization Adjustments	589,277	543,428	467,371	395,860	391,795	1,995,936	1,472,989
Managed Basis	$989,009	$924,427	$1,111,232	$1,333,673	$1,105,971	$4,358,341	$3,068,604

Total Assets
GAAP Basis	$46,010,146	$42,698,290	$41,518,288	$40,606,518	$39,892,382	$46,010,146	$39,892,382
Securitization Adjustments	26,968,289	25,096,019	23,328,536	22,625,139	25,728,094	26,968,289	25,728,094
Managed Basis	$72,978,435	$67,794,309	$64,846,824	$63,231,657	$65,620,476	$72,978,435	$65,620,476

Tangible Assets
GAAP Basis	$45,559,089	$42,245,313	$41,063,390	$40,149,699	$39,433,642	$45,559,089	$39,433,642
Securitization Adjustments	26,968,289	25,096,019	23,328,536	22,625,139	25,728,094	26,968,289	25,728,094
Managed Basis	$72,527,378	$67,341,332	$64,391,926	$62,774,838	$65,161,736	$72,527,378	$65,161,736

Total Common Equity	$7,308,689	$7,231,463	$6,263,661	$5,999,351	$5,915,823	$7,308,689	$5,915,823
Less: Goodwill	255,421	255,421	255,421	255,421	255,421	255,421	255,421
Less: Intangibles	195,636	197,556	199,477	201,398	203,319	195,636	203,319
Tangible Common Equity	$6,857,632	$6,778,486	$5,808,763	$5,542,532	$5,457,083	$6,857,632	$5,457,083

Total Common Equity/Tangible Assets
GAAP Basis	16.0%	17.1%	15.3%	14.9%	15.0%	16.0%	15.0%
Securitization Adjustments	27.1%	28.8%	26.8%	26.5%	23.0%	27.1%	23.0%
Managed Basis	10.1%	10.7%	9.7%	9.6%	9.1%	10.1%	9.1%

Tangible Common Equity/Tangible Assets
GAAP Basis	15.1%	16.0%	14.1%	13.8%	13.8%	15.1%	13.8%
Securitization Adjustments	25.4%	27.0%	24.9%	24.5%	21.2%	25.4%	21.2%
Managed Basis	9.5%	10.1%	9.0%	8.8%	8.4%	9.5%	8.4%

Total Common Equity/Net Loans
GAAP Basis	33.4%	30.6%	24.6%	22.9%	24.8%	33.4%	24.8%
Securitization Adjustments	26.8%	28.5%	26.6%	26.3%	22.9%	26.8%	22.9%
Managed Basis	14.9%	14.7%	12.8%	12.2%	11.9%	14.9%	11.9%

Discover Financial Services
Reconciliation of GAAP to Managed Data 8
(unaudited, dollars in thousands)
	Quarter Ended					Year Ended
	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Nov 30, 2009	Nov 30, 2008
Tangible Common Equity/Net Loans
GAAP Basis	31.4%	28.7%	22.8%	21.2%	22.9%	31.4%	22.9%
Securitization Adjustments	25.2%	26.7%	24.6%	24.3%	21.1%	25.2%	21.1%
Managed Basis	14.0%	13.8%	11.8%	11.3%	11.0%	14.0%	11.0%

Book Value	$15.59	$15.45	$15.40	$12.46	$12.32	$15.59	$12.32
Less: Goodwill	(0.47)	(0.47)	(0.53)	(0.53)	(0.53)	(0.47)	(0.53)
Less: Intangibles	(0.36)	(0.36)	(0.41)	(0.42)	(0.42)	(0.36)	(0.42)
Less: Preferred Stock	(2.13)	(2.13)	(2.40)	0.00	0.00	(2.13)	0.00
Tangible Common Equity per share	$12.63	$12.49	$12.06	$11.51	$11.37	$12.63	$11.37

Loan Receivables
Total Loans
GAAP Basis	$23,625,084	$25,489,809	$27,441,514	$28,034,208	$25,216,611	$23,625,084	$25,216,611
Securitization Adjustments	27,235,288	25,414,036	23,590,868	22,854,496	25,878,667	27,235,288	25,878,667
Managed Basis	$50,860,372	$50,903,845	$51,032,382	$50,888,704	$51,095,278	$50,860,372	$51,095,278

Total Loans - GAAP Basis	$23,625,084	25,489,809	27,441,514	$28,034,208	$25,216,611	$23,625,084	$25,216,611
Less: Guaranteed portion of student loans	1,274,453	889,963	448,648	334,847	152,135	1,274,453	152,135
Total Loans excluding guaranteed portion of student loans	$22,350,631	$24,599,846	$26,992,866	$27,699,361	$25,064,476	$22,350,631	$25,064,476

Average Total Loans
GAAP Basis	$23,835,598	$26,380,203	$28,257,484	$27,733,143	$22,945,494	$26,552,574	$21,348,493
Securitization Adjustments	26,755,248	24,590,853	22,875,277	24,144,702	27,761,596	24,588,040	27,662,655
Managed Basis	$50,590,846	$50,971,056	$51,132,761	$51,877,845	$50,707,090	$51,140,614	$49,011,148

Interest Yield
GAAP Basis	10.25%	12.10%	11.54%	11.24%	11.36%	11.31%	10.89%
Securitization Adjustments	14.21%	13.40%	13.00%	13.24%	13.71%	13.49%	13.93%
Managed Basis	12.34%	12.73%	12.19%	12.17%	12.65%	12.36%	12.61%

Net Yield on Loan Receivables
GAAP Basis	5.45%	7.95%	7.55%	7.36%	7.12%	7.13%	6.58%
Securitization Adjustments	12.87%	11.98%	11.37%	11.13%	9.76%	11.87%	10.07%
Managed Basis	9.37%	9.90%	9.26%	9.11%	8.56%	9.41%	8.55%

Net Principal Charge-off Rate
GAAP Basis	7.98%	8.05%	7.53%	6.34%	5.25%	7.45%	4.59%
Securitization Adjustments	8.83%	8.77%	8.11%	6.65%	5.68%	8.12%	5.32%
Managed Basis	8.43%	8.39%	7.79%	6.48%	5.48%	7.77%	5.01%

Delinquency Rate (over 30 days)
GAAP Basis	4.92%	4.86%	4.87%	5.04%	4.35%	4.92%	4.35%
Securitization Adjustments	5.65%	5.35%	5.32%	5.52%	4.77%	5.65%	4.77%
Managed Basis	5.31%	5.10%	5.08%	5.25%	4.56%	5.31%	4.56%

Delinquency Rate (over 90 days)
GAAP Basis	2.58%	2.46%	2.60%	2.57%	2.06%	2.58%	2.06%
Securitization Adjustments	2.95%	2.74%	2.88%	2.83%	2.27%	2.95%	2.27%
Managed Basis	2.78%	2.60%	2.73%	2.69%	2.17%	2.78%	2.17%

Credit Card Loans
Credit Card Loans
GAAP Basis	$20,230,302	$22,721,603	$25,312,764	$26,156,681	$23,814,307	$20,230,302	$23,814,307
Securitization Adjustments	27,235,288	25,414,036	23,590,868	22,854,496	25,878,667	27,235,288	25,878,667
Managed Basis	$47,465,590	$48,135,639	$48,903,632	$49,011,177	$49,692,974	$47,465,590	$49,692,974

Average Credit Card Loans
GAAP Basis	$20,674,527	$24,051,037	$26,233,044	$26,109,533	$21,658,816	$24,266,782	$20,566,864
Securitization Adjustments	26,755,248	24,590,853	22,875,277	24,144,702	27,761,596	24,588,040	27,662,655
Managed Basis	$47,429,775	$48,641,890	$49,108,321	$50,254,235	$49,420,412	$48,854,822	$48,229,519

Discover Financial Services
Reconciliation of GAAP to Managed Data 8
(unaudited, dollars in thousands)
	Quarter Ended					Year Ended
	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Nov 30, 2009	Nov 30, 2008
Interest Yield
GAAP Basis	10.86%	12.56%	11.81%	11.39%	11.45%	11.69%	10.92%
Securitization Adjustments	14.21%	13.40%	13.00%	13.24%	13.71%	13.49%	13.93%
Managed Basis	12.75%	12.99%	12.37%	12.28%	12.72%	12.59%	12.65%

Net Principal Charge-off Rate
GAAP Basis	8.77%	8.48%	7.88%	6.58%	5.47%	7.87%	4.73%
Securitization Adjustments	8.83%	8.77%	8.11%	6.65%	5.68%	8.12%	5.32%
Managed Basis	8.81%	8.63%	7.99%	6.61%	5.59%	8.00%	5.07%

Delinquency Rate (over 30 days)
GAAP Basis	5.52%	5.27%	5.15%	5.32%	4.55%	5.52%	4.55%
Securitization Adjustments	5.65%	5.35%	5.32%	5.52%	4.77%	5.65%	4.77%
Managed Basis	5.60%	5.31%	5.23%	5.41%	4.66%	5.60%	4.66%

Delinquency Rate (over 90 days)
GAAP Basis	2.92%	2.70%	2.77%	2.73%	2.16%	2.92%	2.16%
Securitization Adjustments	2.95%	2.74%	2.88%	2.83%	2.27%	2.95%	2.27%
Managed Basis	2.94%	2.72%	2.82%	2.78%	2.22%	2.94%	2.22%

Return on Loan Receivables
GAAP Basis	6.24%	8.68%	3.17%	1.76%	7.78%	4.87%	4.98%
Securitization Adjustments	5.56%	9.32%	3.92%	2.02%	6.43%	5.26%	3.84%
Managed Basis	2.94%	4.49%	1.75%	0.94%	3.52%	2.53%	2.17%